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                   VANGUARD(R) PRECIOUS METALS AND MINING FUND
                          SUPPLEMENT TO THE PROSPECTUS

IMPORTANT CHANGES TO VANGUARD PRECIOUS METALS AND MINING FUND

FUND CLOSED TO NEW ACCOUNTS
Effective as of the close of business on February 2, 2006, Vanguard Precious Metals and Mining Fund will no longer open accounts for new or current shareholders. Current shareholders of the Fund may continue to invest in existing Fund accounts. There is no specific time frame for when the Fund will reopen.
     Vanguard Precious Metals and Mining Fund may modify these transaction policies at any time without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund's transaction policies. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447. Participants in employer-sponsored retirement plans may call Vanguard Participant Services at 800-523-1188.




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